Statement of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Statements of Operations
Revenue	$ 38
Expenses:
Sales and marketing expenses	792	$ 95
Research and development expenses	18,251	12,881
Administrative expenses	9,807	5,726
Operating loss	(28,812)	(18,702)
Interest income	9
Interest expense	(1,100)	(191)
Other income	26	8
Net loss	(29,877)	(18,885)
Deemed dividend as a result of Series E preferred stock beneficial conversion feature	(407)
Net loss available to common shareholders	$ (30,284)	$ (18,885)
Basic and diluted loss per common share (in dollars per share)	$ (4.32)	$ (9.89)
Basic and diluted weighted-average shares outstanding (in shares)	7,002,317	1,908,587